BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND
                       Statement of Additional Information

                               Dated June 16, 1997
                            (Revised July 21, 1997)

         This Statement of Additional Information is not a prospectus, and it should be read in conjunction with the prospectus of Brandes Institutional International Equity Fund (the "Fund") dated June 16, 1997. Brandes Investment Partners, L.P. (the "Advisor") is the Advisor to the Fund. Copies of the prospectus may be obtained from the Fund at 12750 High Bluff Drive, Suite 420, San Diego, CA 92130 or by calling 1-800-237-7119.

                                TABLE OF CONTENTS


                                                                                       Cross-reference
                                                                                          to page in
                                                                Page                      Prospectus
                                                                ----                      ----------
Investment Objectives and Policies............................  B-2                             4
Investment Restrictions.......................................  B-2                            10
Other Securities and Investment Techniques....................  B-4                             7
         Repurchase Agreements................................  B-4                             7
         When-Issued Securities...............................  B-4                             8
         Rule 144A Securities.................................  B-5                             9
         Put and Call Options.................................  B-5                             8
         Futures Contracts....................................  B-8                             9
Management....................................................  B-8                            10
         Advisory Agreement...................................  B-10                           10
         Administration Agreement.............................  B-11                           11
Portfolio Transactions and Brokerage..........................  B-11                           11
Net Asset Value...............................................  B-13                           13
Redemptions...................................................  B-13                           13
Taxation......................................................  B-14                           15
Dividends and Distributions...................................  B-15                           15
Performance Information.......................................  B-16                           16
Financial Statements..........................................  B-16                            3
General Information...........................................  B-16                           18
Appendix......................................................  B-17

                       INVESTMENT OBJECTIVES AND POLICIES

         Brandes Institutional International Equity Fund (the "Fund") is a diversified series of Brandes Investment Trust (the "Trust"), a registered open-end management investment company or mutual fund. The investment objective is long-term capital appreciation. The Fund seeks to achieve its objective by investing principally in equity securities of foreign issuers.

Foreign Securities

         The U.S. Government has, from time to time, imposed restrictions, through taxation or otherwise, on foreign investments by U.S. entities such as the Fund. If such restrictions should be reinstituted, the Board of Trustees of the Trust would consider alternative arrangements, including reevaluation of the Fund's investment objective and policies. However, the Fund would adopt any revised investment objective and fundamental policies only after approval by the holders of a "majority of the outstanding voting securities" of the Fund, which is defined in the Investment Company Act of 1940 (the "1940 Act") to mean the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

         Investments in foreign securities involve certain inherent risks. Individual foreign economies may differ from the U.S. economy in such aspects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of property or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent on international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect on the securities markets of such countries.

         Because most of the securities in which the Fund will invest are denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's assets which are denominated in that currency. Such changes will also affect the Fund's income. The values of the Fund's assets may also be affected significantly by currency restrictions and exchange control regulations imposed from time to time.

         Foreign securities markets may be more volatile than those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets, and the Fund's portfolio securities may be less liquid and more volatile than U.S. securities. Settlement practices for transactions may differ from those in the United States and may include delays beyond periods customary in the United States. Such differences and potential delays may expose the Fund to increased risk of loss in the event of a failed trade or the insolvency of a foreign broker-dealer.

                             INVESTMENT RESTRICTIONS

         The Trust has adopted the following fundamental investment policies and restrictions with respect to the Fund in addition to the policies and restrictions discussed in the prospectus. The policies and restrictions listed below cannot be changed without approval by the holders of a majority of the outstanding voting securities of the Fund. As a matter of fundamental policy, the Fund is diversified; i.e., at least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

         In addition, the Fund may not:

         1. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of its total assets (not including the amount borrowed), provided that it will not make investments while borrowings in excess of 5% of the value of its total assets are outstanding;

         2. Make short sales of securities or maintain a short position, except for short sales against the box;

         3. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions;

         4. Write put or call options, except that the Fund may (i) write covered call options on individual securities and on stock indices; (ii) purchase put and call options on securities which are eligible for purchase by the Fund and on stock indices; and (iii) engage in closing transactions with respect to its options writing and purchases, in all cases subject to applicable federal and state laws and regulations;

         5. Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

         6. Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than U.S. Government securities), except that the Fund reserves the right to invest all of its assets in shares of another investment company;

         7. Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and securities issued by real estate investment trusts);

         8. Purchase or sell commodities or commodity futures contracts, except that the Fund may purchase and sell stock index futures contracts for hedging purposes to the extent permitted under applicable federal and state laws and regulations and except that the Fund may engage in foreign exchange forward contracts, although it has no current intention to use such contracts except to settle transactions in securities requiring foreign currency;

         9. Make loans (except for purchases of debt securities consistent with the investment policies of the Fund and except for repurchase agreements);

         10.  Make  investments  for  the  purpose  of  exercising   control  or
management;

         11. Invest in oil and gas limited partnerships or oil, gas or mineral leases;

         The Fund observes the following restrictions as a matter of operating, but not fundamental, policy, which can be changed by the Board of Trustees without shareholder approval, pursuant to positions taken by federal and state regulatory authorities:

         The Fund may not:

         1. Purchase any security if as a result the Fund would then hold more than 10% of any class of voting securities of an issuer (taking all common stock issues as a single class, all preferred stock issues as a single class, and all debt issues as a single class), except that the Fund reserves the right to invest all of its assets in a class of voting securities of another investment company;

         2. Invest more than 10% of its assets in the securities of other investment companies or purchase more than 3% of any other investment company's voting securities or make any other investment in other investment companies except as permitted by federal and state law, except that the Fund reserves the right to invest all of its assets in another investment company.

         3. Invest more than 15% of its total assets in unseasoned securities and illiquid securities, including Rule 144A securities.


                   OTHER SECURITIES AND INVESTMENT TECHNIQUES

Repurchase Agreements

         Repurchase agreements are transactions in which the Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased security. The purchaser maintains custody of the underlying securities prior to their repurchase; thus the obligation of the bank or dealer to pay the repurchase price on the date agreed to is, in effect, secured by such underlying securities. If the value of such securities is less than the repurchase price, the other party to the agreement will provide additional collateral so that at all times the collateral is at least equal to the repurchase price.

         Although repurchase agreements carry certain risks not associated with direct investments in securities, the Fund intends to enter into repurchase agreements only with banks and dealers believed by the Advisor to present minimum credit risks in accordance with guidelines established by the Board of Trustees. The Advisor will review and monitor the creditworthiness of such institutions under the Board's general supervision. To the extent that the proceeds from any sale of collateral upon a default in the obligation to repurchase were less than the repurchase price, the purchaser would suffer a loss. If the other party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there might be restrictions on the purchaser's ability to sell the collateral and the purchaser could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, the Fund intends to comply with provisions under such Code that would allow it immediately to resell the collateral.

When-Issued Securities

         The Fund may from time to time purchase securities on a "when-issued" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase; during the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the

Fund. To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income. While when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the when-issued securities may be more or less than the purchase price. The Advisor does not believe that the Fund's net asset value or income will be adversely affected by the purchase of securities on a when-issued basis. The Fund will establish a segregated account with the Custodian in which it will maintain cash or liquid assets such as U.S. Government securities or other high-grade debt or obligations equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

Rule 144A Securities

         As noted in the prospectus, the Fund may invest no more than 5% of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale, are otherwise illiquid or do not have readily available market quotations. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 ("restricted securities"), securities which are otherwise not readily marketable such as over-the-counter, or dealer traded, options, and repurchase agreements having a maturity of more than seven days. Mutual funds do not typically hold a significant amount of restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the Fund might not be able to dispose of such securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accord with Rule 144A promulgated by the Securities and Exchange Commission, the Trustees may determine that such securities, up to a limit of 5% of the Fund's total net assets, are not illiquid notwithstanding their legal or contractual restrictions on resale.

Put and Call Options

         Purchasing Options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed "strike" price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund also may terminate a put option position by closing it out in the secondary market at its current price (i.e., by selling an option of the same series as the option purchased), if a liquid secondary market exists.

         The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

         The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if the underlying prices do not rise sufficiently to offset the cost of the option.

         Writing Options. When the Fund writes a call option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The Fund may seek to terminate its position in a call option it writes before exercise by closing out the option in the secondary market at its current price (i.e., by buying an option of the same series as the option written). If the secondary market is not liquid for a call option the Fund has written, however, the Fund must continue to be prepared to deliver the underlying instrument in return for the strike price while the option is outstanding, regardless of price changes, and must continue to segregate assets to cover its position. The Fund will establish a segregated account with the Custodian in which it will maintain the security underlying the option written, or securities convertible into that security, or cash or liquid assets such as U.S. Government securities or other high-grade debt obligations equal in value to commitments for options written.

         Writing a call generally is a profitable strategy if the price of the underlying security remains the same or falls. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in the underlying price increases.

         Combined Positions. The Fund may purchase and write options in combination with each other to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         Correlation of Price Changes. Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests.

         Options prices also can diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect the security prices the same way. Imperfect correlation also may result from: differing levels of demand in the options markets and the securities markets, structural differences in how options are traded, or imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

         Liquidity of Options. There is no assurance a liquid secondary market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options positions also could be impaired.

         OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options, i.e., options not traded on exchanges ("OTC options"), generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. OTC options are considered to be illiquid, since these options generally can be closed out only by negotiation with the other party to the option.

         Stock Index Options. The distinctive characteristics of options on stock indices create certain risks that are not present with stock options generally. Because the value of an index option depends on movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on an options transaction depends on movements in the level of stock prices generally rather than movements in the price of a particular stock. Accordingly, successful use of options on a stock index will be subject to the Advisor's ability to predict correctly movements in the direction of the stock market generally. Index prices may be distorted if trading in certain stocks included in the index is interrupted. Trading of index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this were to occur, the Fund would not be able to close out positions it holds. It is the policy of the Fund to engage in options transactions only with respect to an index which the Advisor believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

Futures Contracts

         The Fund may buy and sell stock index futures contracts. Such a futures contract is an agreement between two parties to buy and sell an index for a set price on a future date. Futures contracts are traded on designated "contract markets" which, through their clearing corporations, guarantee performance of the contracts. A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs. Changes in the market value of a particular stock index futures contract reflects changes in the specified index of equity securities on which the future is based.

         There are several risks in connection with the use of futures contracts. In the event of an imperfect correlation between the index and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of unlimited loss. Further, unanticipated changes in stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures on stock indexes.

         In addition, the market prices of futures contracts may be affected by certain factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the securities and futures markets. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

         Finally, positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. There is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time.

         The Fund will engage in futures transactions only as a hedge against the risk of unexpected changes in the values of securities held or intended to be held by the Fund. As a general rule, the Fund will not purchase or sell futures if, immediately thereafter, more than 25% of its net assets would be hedged. In addition, the Fund will not purchase or sell futures or related options if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for such options would exceed 5% of the market value of the Fund's net assets.

                                   MANAGEMENT

         The overall management of the business and affairs of the Trust is vested with its Board of Trustees. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator, Custodian and Transfer Agent. The day-to-day operations of the Trust are delegated to its officers, subject to the Fund's investment objectives and policies and to general supervision by the Board of Trustees.

         The Trustees and officers of the Trust, their business addresses and principal occupations during the past five years are:

Barry P. O'Neil* (age 49), President and Trustee                  Managing Partner of the Advisor since May
12750 High Bluff Drive                                            1996, and Managing  Director of its
San Diego, CA 92130                                               predecessor since 1991; formerly Vice
                                                                  President, Investment Brokerage of Dean
                                                                  Witter & Co. Director, RCM Equity Funds,
                                                                  Inc.

DeWitt F. Bowman, C.F.A. (age 66), Trustee                        Pension investment consultant; Director,
79 Eucalyptus Knoll                                               RCM Capital Funds, Inc. and RCM Equity
Mill Valley, CA 94941                                             Funds, Inc. (mutual funds) since 1996;
                                                                  formerly Chief Investment Officer of the
                                                                  California Public Employees Retirement
                                                                  System.

Charles H. Brandes* (age 53),  Trustee                            Managing Partner of the Advisor since May
12750 High Bluff Drive                                            1996 and  Managing  Director  of its
San Diego,  CA 92130                                              predecessor prior thereto.

Gordon Clifford Broadhead (age 72), Trustee                       Marine biologist and consultant in fisheries.
P.O. Box 1427
Rancho Santa Fe, CA 92067

Joseph E. Coberly, Jr. (age 79), Trustee                          Managing Partner, Red Tail Golf Association
P.O. Box 944                                                      (real estate developer).
Rancho Santa Fe, CA 92067

W. Daniel Larsen (age 69), Trustee                                Retired.  Honorary Danish Consul for San
1405 Savoy Circle                                                 Diego.
San Diego, CA 92107

Betsy M. Blodgett (age 39), Vice President                        Manager, Product Development of the
85 Altura                                                         Advisor since May 1996 and Vice President
Greenbrae, CA 94904                                               of its predecessor since 1994. Formerly
                                                                  Principal, Cameron Capital Management
                                                                  (investment adviser)  from 1992  to  1994 and
                                                                  consultant in 1994;  Vice President, Van
                                                                  Kasper  &  Co. (broker-dealer) from  1991  to
                                                                  1992; Vice President, Prudential Capital
                                                                  Corporation (investments) prior thereto.

Glenn R. Carlson (age 35),  Secretary                             Managing Partner of the Advisor since May
12750 High Bluff Drive                                            1996 and  Managing  Director  of its
San Diego,  CA 92130                                              predecessor prior thereto.

Gregory S. Houck (age 35), Treasurer                              Principal  Operations Officer of the
12750 High Bluff Drive                                            Advisor since May 1996 and Vice
San Diego,  CA 92130                                              President of its predecessor since 1994.
                                                                  Formerly Senior Consultant, Ernst & Young.

------------------------------------
*Denotes "interested person" as defined in the 1940 Act.

The table below illustrates the compensation paid to each Trustee for the Trust's most recently completed fiscal year:

                             Aggregate            Pension or              Estimated               Total
                           Compensation       Retirement Benefits          Annual              Compensation
                             from the         Accrued as Part of         Benefits Upon        from the Trust
Name of Person                 Trust             Fund Expenses           Retirement          Paid to Trustees
-------------------------------------------------------------------------------------------------------------
DeWitt F. Bowman              $3,200                  $0                     $0                   $3,200

Gordon Clifford
     Broadhead                $3,200                  $0                     $0                   $3,200

Joseph E. Coberly, Jr.        $3,200                  $0                     $0                   $3,200

W. Daniel Larsen              $3,200                  $0                     $0                   $3,200

         The Trust pays a fee of $800 per meeting to Trustees who are not "interested persons" of the Trust. Such Trustees also receive a fee of $800 for any committee meetings held on dates other than scheduled Board meeting dates, and are reimbursed for any expenses incurred in attending meetings. Such Trustees are reimbursed for any expenses incurred in attending meetings. For the period ended October 31, 1996, the Trust paid $12,800 to the Trustees.

         Mr. O'Neil is the President, and Ms. Blodgett is Vice President and Secretary, of Worldwide Value Distributors, L.L.C., the Distributor of the Fund's shares.

Advisory Agreement

         Subject to the supervision of the Board of Trustees, investment management and services are provided to the Fund by the Advisor, pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Advisor provides a continuous investment program for the Fund and makes decisions and place orders to buy, sell or hold particular securities. In addition to the fees payable to the Advisor and the Administrator, the Fund is responsible for its operating expenses, including: (I) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of Trustees other than those affiliated with the Advisor or the Administrator;
(v) legal and audit expenses; (vi) fees and expenses of the custodian, shareholder service and transfer agents; (vii) fees and expenses for registration or qualification of the Fund and its shares under federal and state securities laws; (viii) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders; (ix) other expenses incidental to holding any shareholder meetings; (x) dues or assessments of or contributions to the Investment Company Institute or any successor; (xi) such non-recurring expenses as may arise, including litigation affecting the Trust or the Fund and the legal obligations with respect to which the Trust or the Fund may have to indemnify the Trust's officers and Trustees; and (xii) amortization of organization costs.

         Under the Advisory Agreement, the Advisor and its officers, directors, agents, employees, controlling persons, shareholders and other affiliates will not be liable to the Fund for any error of judgment by the Advisor or any loss sustained by the Fund, except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty. In addition, the Fund will indemnify the Advisor and such other persons from any such liability to the extent permitted by applicable law.

         The Advisory Agreement with respect to the Fund will remain in effect for two years from its execution. Thereafter, if not terminated, it will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually (i) by a majority vote of the Trustees who are not parties to the Agreement or "interested persons" of the Fund as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board of Trustees or by vote of a majority of the outstanding voting securities.

         The Advisory Agreement with respect to the Fund is terminable by vote of the Board of Trustees or by the holders of a majority of the outstanding voting securities of the Fund at any time without penalty, on 60 days written notice to the Advisor. The Advisory Agreement also may be terminated by the Advisor on 60 days written notice to the Fund. The Advisory Agreement terminates automatically upon its assignment (as defined in the 1940 Act).

         The Fund does not invest in a security for the purpose of exercising control or management. When the Fund receives a proxy in connection with matters to be voted on by holders of securities in which it invests, that proxy will be voted by the Advisor in accordance with the Advisor's judgment as to the best interests of the Fund, considering the effect of any such vote on the value of the Fund's investment. The Advisor does not solicit or consider the views of individual shareholders of the Fund in voting proxies. Because voting proxies of foreign securities may entail additional costs to the Fund, the Advisor considers the costs and benefits to the Fund in deciding whether or not to vote a particular proxy.

Administration Agreement

         Investment Company Administration Corporation serves as Administrator for the Fund, subject to the overall supervision of the Trustees. The Administrator is responsible for providing such services as the Trustees may reasonably request, including but not limited to (i) maintaining the Fund's books and records (other than financial or accounting books and records maintained by any custodian, transfer agent or accounting services agent); (ii) overseeing the Fund's insurance relationships; (iii) preparing for the Fund (or assisting counsel and/or auditors in the preparation of) all required tax returns, proxy statements and reports to the Fund's shareholders and Trustees and reports to and other filings with the Securities and Exchange Commission and any other governmental agency; (iv) preparing such applications and reports as may be necessary to register or maintain the Fund's registration and/or the registration of the shares of the Fund under the blue sky laws of the various states; (v) responding to all inquiries or other communications of shareholders;
(vi) overseeing all relationships between the Fund and any custodian(s), transfer agent(s) and accounting services agent(s); and (vii) authorizing and directing any of the Administrator's directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. The Trust's Agreement with the Administrator contains limitations on liability and indemnification provisions similar to those of the Advisory Agreement described above. For its services, the Administrator receives a fee at the annual rate of 0.10% of the Fund's average net assets, subject to a $40,000 annual minimum.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         In all purchases and sales of securities for the Fund, the primary consideration is to obtain the most favorable price and execution available. Pursuant to the Advisory Agreement, the Advisor determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute portfolio transactions, subject to the instructions of and review by the Trust's Board of Trustees.

         Purchases of portfolio securities may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions are effected through dealers (including banks) which specialize in the types of securities which the Fund will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own accounts. Purchases from underwriters include a commission paid by the issuer to the underwriter and purchases from dealers include the spread between the bid and the asked price.

         In placing portfolio transactions, the Advisor uses its best efforts to choose a broker-dealer capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available are considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors.

         In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available and the transaction involves a brokerage commission, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Advisor that it may lawfully and appropriately use in its investment advisory capacity for the Fund and for other accounts, as well as provide other services in addition to execution services. The Advisor considers such information, which is in addition to, and not in lieu of, the services required to be performed by it under the Agreement, to be useful in varying degrees, but of indeterminable value. The Board of Trustees reviews brokerage allocations where services other than best price/execution capabilities are a factor to ensure that the other services provided meet the tests outlined above and produce a benefit to the Fund.

         The placement of portfolio transactions with broker-dealers who sell shares of the Fund is subject to rules adopted by the National Association of Securities Dealers, Inc. ("NASD"). Provided the Trust's officers are satisfied that the Fund is receiving the most favorable price and execution available, the Advisor may also consider the sale of the Fund's shares as a factor in the selection of broker-dealers to execute its portfolio transactions.

         Investment decisions for the Fund are made independently from those of other client accounts of the Advisor. Nevertheless, it is possible that at times the same securities will be acceptable for the Fund and for one or more of such client accounts. To the extent any of these client accounts and the Fund seek to acquire the same security at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day's transactions in such security will be allocated between the Fund and all such client accounts in a manner deemed equitable by the Advisor, taking into account the respective sizes of the accounts, the amount being purchased or sold and other factors deemed relevant by the Advisor. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund.

         The Fund does not effect securities transactions through broker-dealers in accordance with any formula, they effect securities transactions through such broker-dealers solely for selling shares of the Fund. However, as stated above, broker-dealers who execute transactions for the Fund may from time to time effect purchases of shares of the Fund for their customers.

                                 NET ASSET VALUE

         The net asset value of the Fund's shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) each business day. The Exchange annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.

         Options and futures contracts which are traded on exchanges are valued at their last sale or settlement price as of the close of such exchanges or, if no sales are reported, at the mean between the last reported bid and asked prices. However, if an exchange closes later than the New York Stock Exchange, the options or futures traded on it are valued based on the sales price, or the mean between bid and asked prices, as the case may be, as of the close of the New York Stock Exchange.

         Trading in securities in foreign securities markets is normally completed well before the close of the New York Stock Exchange. In addition, foreign securities trading may not take place on all days on which the New York Stock Exchange is open for trading, and may occur in certain foreign markets on days on which the Fund's net asset value is not calculated. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the calculation of net asset value unless the Board of Trustees deems that the particular event would materially affect net asset value, in which case an adjustment will be made. Assets or liabilities expressed in foreign currencies are translated, in determining net asset value, into U.S. dollars based on the spot exchange rates at 1:00 p.m., Eastern time, or at such other rates as the Advisor may determine to be appropriate.

         The Fund may use a pricing service approved by the Board of Trustees. Prices provided by such a service represent evaluations of the mean between current bid and asked prices, may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics, indications of values from dealers and other market data. Such services also may use electronic data processing techniques and/or a matrix system to determine valuations.

         Securities and other assets for which market quotations are not readily available, or for which the Board of Trustees or its designate determines the foregoing methods do not accurately reflect current market value, are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Such valuations and procedures, as well as any pricing services, are reviewed periodically by the Board of Trustees.

                                   REDEMPTIONS

         The Fund intends to pay cash (U.S. dollars) for all shares redeemed, but, under abnormal conditions which make payment in cash unwise, the Fund may make payment partly in readily marketable securities with a current market value equal to the redemption price. Although the Fund does not anticipate that it will make any part of a redemption payment in securities, if such payment were made, an investor may incur brokerage costs in converting such securities to cash. The Fund has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act, which commits the Fund to paying redemptions in cash, limited in amount with respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the Fund's total net assets at the beginning of such 90-day period.

                                    TAXATION

         The Fund intends to elect to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code (the "Code"). In each taxable year that the Fund qualifies, the Fund (but not its shareholders) will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of interest and dividend income, net short-term capital gain and net realized gains from currency transactions) and net capital gain that is distributed to shareholders.

         In order to qualify for treatment as a RIC, the Fund must distribute annually to shareholders at least 90% of its investment company taxable income and must meet several additional requirements. Among these requirements are the following: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities or currencies; (2) less than 30% of the Fund's gross income each taxable year may be derived from the sale or other disposition of securities held for less than three months; (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, limited in respect of any one issuer to an amount that does not exceed 5% of the value of the Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

         The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

         Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders may be able to claim U.S. foreign tax credits with respect to such taxes, subject to provisions and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held by the Fund. If more than 50% in value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate share of such withholding taxes in the U.S. income tax returns as gross income, treat such proportionate share as taxes paid by them, and deduct such proportionate share in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by non-corporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or foreign corporation may be subject to U.S. withholding tax on the income resulting from the Fund's election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. The Fund will report annually to its shareholders the amount per share of such withholding taxes.

         Many of the options, futures and forwards contracts used by the Fund are "section 1256 contracts." Any gains or losses on section 1256 contracts are generally treated as 60% long-term and 40% short-term capital gains or losses ("60/40") although gains and losses from hedging transactions, certain mixed straddles and certain foreign currency transactions from such contracts may be treated as ordinary in character. Also section 1256 contracts held by the Fund at the end of its fiscal year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized, and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, depending on the circumstances.

         Generally, the transactions in options, futures and forward contracts undertaken by the Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains or losses realized by the Fund. In addition, losses realized on positions that are part of a straddle may be deferred under the rules, rather than being taken into account in the fiscal year in which the losses were realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures and forward contracts are not entirely clear. These transactions may increase the amount of short-term capital gain realized by the Fund and taxed as ordinary income when distributed to shareholders. The Fund may make certain elections available under the Code which are applicable to straddles. If the Fund makes such elections, recognition of gains or losses from certain straddle positions may be accelerated.

          The tests which the Fund must meet to qualify as a RIC, described above, may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts or forward contracts.

         Under the Code, fluctuations in exchange rates which occur between the dates various transactions are entered into or accrued and subsequently settled may cause gains or losses, referred to as "section 988" gains or losses. Section 988 gains or losses may increase or decrease the amount of income taxable as ordinary income distributed to shareholders.

                           DIVIDENDS AND DISTRIBUTIONS

         Dividends from the Fund's investment company taxable income (whether paid in cash or invested in additional shares) will be taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits. Distributions of the Fund's net capital gain (whether paid in cash or invested in additional shares) will be taxable to shareholders as long-term capital gain, regardless of how long they have held their Fund shares. Dividends declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in one of such months will be deemed to have been paid by the Fund and received by the shareholders on the record date if the dividends are paid by the Fund during the following January. Accordingly, such dividends will be taxed to shareholders for the year in which the record date falls.

         The Fund is required to withhold 31% of all dividends, capital gain distributions and repurchase proceeds payable to any individuals and certain other noncorporate shareholders who do not provide the Fund with a correct taxpayer identification number. The Fund also is required to withhold 31% of all dividends and capital gain distributions paid to such shareholders who otherwise are subject to backup withholding.

                             PERFORMANCE INFORMATION

Total Return

         Average annual total return quotations used in the Fund's advertising and promotional materials are calculated according to the following formula:
                 n
         P(1 + T)  = ERV

where P equals a hypothetical initial payment of $1000; T equals average annual total return; n equals the number of years; and ERV equals the ending redeemable value at the end of the period of a hypothetical $1000 payment made at the beginning of the period.


         The time periods used in advertising will be updated to the last day of the most recent quarter prior to submission of the advertising for publication. Average annual total return, or "T" in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions. Any performance information used in advertising and sales literature will include information based on this formula for the most recent one, five and ten year periods, or for the life of the Fund, whichever is available.

Other Information

         Performance data of the Fund quoted in advertising and other promotional materials represents past performance and is not intended to predict or indicate future results. The return and principal value of an investment in the Fund will fluctuate, and an investor's redemption proceeds may be more or less than the original investment amount. In advertising and promotional materials the Fund may compare its performance with data published by Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Inc. ("Morningstar") or CDA Investment Technologies, Inc.("CDA").The Fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA or Morningstar. Advertising and promotional materials also may refer to discussions of the Fund and comparative mutual fund data and ratings reported in independent periodicals including, but not limited to, The Wall Street Journal, Money Magazine, Forbes, Business Week, Financial World and Barron's.

                              FINANCIAL STATEMENTS

         The unaudited semi-annual report to shareholders of the Fund for the period ended April 30, 1997 is a separate document supplied with this Statement of Additional Information and the financial statements and accompanying notes appearing therein are incorporated by reference in this Statement of Additional Information.

                               GENERAL INFORMATION


         The Trust's custodian, Investors Bank & Trust Company, 220 Clarendon Street, 16th Floor, Boston, Massachusetts 02116, is responsible for holding the Fund's assets and also acts as the Fund's accounting services agent. Investors Bank + Trust Company acts as the Fund's transfer agent. The Trust's independent accountants, Ernst & Young, LLP, 515 Flower Street, Los Angeles, California 90071, examine the Fund's financial statements annually and prepare the Fund's tax returns. Paul, Hastings, Janofsky & Walker LLP, 555 South Flower Street, Los Angeles, California 90071, acts as legal counsel for the Advisor.

         The Trust's Declaration of Trust provides that obligations of the Trust are not binding on the Trustees, officers, employees and agents individually and that the Trustees, officers, employees and agents will not be liable to the Trust or its investors for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee, officer, employee or agent against any liability to the Trust, the Fund or its investors to which the Trustee, officer, employee or agent would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

         The Trust's Registration Statement on Form N-1A may be examined at the office of the Securities and Exchange Commission in Washington, DC. Statements contained in the prospectus and this Statement of Additional Information as to the contents of any contract or other document are not necessarily complete and, in each instance, reference is made to the copy of such contract or document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                                    APPENDIX

                             Description of Ratings

Moody's Investors Service, Inc.: Corporate Bond Ratings

         Aaa--Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large, or by an exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa---Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         Moody's applies numerical modifiers "1", "2" and "3" to both the Aaa and Aa rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

         A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Standard & Poor's Corporation: Corporate Bond Ratings

         AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

         AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

         A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

Commercial Paper Ratings

         Moody's commercial paper ratings are assessments of the issuer's ability to repay punctually promissory obligations. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime 1--highest quality; Prime 2--higher quality; Prime 3--high quality.

         A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

         Issues assigned the highest rating, A, are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers "1", "2" and "3" to indicate the relative degree of safety. The designation A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. A "+" designation is applied to those issues rated "A- 1" which possess extremely strong safety characteristics. Capacity for timely payment on issues with the designation "A-2" is strong. However, the relative degree of safety is not as high as for issues designated A-1. Issues carrying the designation "A-3" have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.
                                      B-19